UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.              )

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☐	Soliciting Material Pursuant to §240.14a-12

CIB MARINE BANCSHARES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CIB Marine Bancshares, Inc.

1930 West Bluemound Road, Suite D

Waukesha, Wisconsin 53186

April 13, 2012

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of CIB Marine Bancshares, Inc. to be held at 1:00 p.m., local time, on Thursday, May 24, 2012, at the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin.

All shareholders of record of CIB Marine’s common stock at the close of business on April 6, 2012 will be entitled to vote at the Annual Meeting.

The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement discuss the business to be acted upon at the meeting.  We have also enclosed a proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

If you are unable to attend the annual meeting in person, you may listen to the meeting by teleconference.  Please see the next page for more information and instructions on how to participate.

On behalf of the Board of Directors, and officers and employees of CIB Marine, we would like to thank you for your continued support and your attention to this important matter.

Sincerely,

CIB Marine Bancshares, Inc.

/s/ Charles J. Ponicki

Charles J. Ponicki

President and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 24, 2012

The Proxy Statement and 2011 Annual Report on Form 10-K are available at www.cibmarine.com.

TELECONFERENCE INSTRUCTIONS

In order to access the teleconference of the meeting, please dial (877) 689-7856 (domestic). Please provide Conference ID #66906398 to the greeter in order to access the conference call. Please note that listening to the teleconference at the meeting will not constitute attendance at the meeting for purposes of determining a quorum. In addition, you will not be able to vote via teleconference. Accordingly, even if you intend to participate in the teleconference, it is important for you to return your completed proxy card to us in advance of the meeting in order for your attendance and vote to be counted.

CIB MARINE BANCSHARES, INC.

1930 West Bluemound Road, Suite D

Waukesha, WI 53186

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 24, 2012

Dear Shareholder:

The 2012 annual meeting of shareholders of CIB Marine Bancshares, Inc. (the “Company”) will be held at the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin on Thursday, May 24, 2012, at 1:00 p.m., local time. The meeting is being held for the following purposes:

1.

To elect three directors to serve on the Board of Directors of the Company;

2.

To ratify the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2012; and

3.

To transact any other business that may properly come before the annual meeting and any adjournment or postponement thereof.

The Company’s Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal 1 and FOR the ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm as presented in Proposal 2 of the enclosed Proxy Statement.

Only shareholders of record of the Company’s common stock at the close of business on April 6, 2012 are entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof. To gain admission to the annual meeting of shareholders, you will need to demonstrate that you are a shareholder of the Company. All shareholders will be required to present valid, government-issued, picture identification. If your shares are registered in your name, your name will be compared to the list of registered shareholders to verify your share ownership. If your shares are in the name of your broker or bank, you will need to bring evidence of your share ownership, such as your most recent brokerage account statement or a legal proxy from your broker. If you do not have valid picture identification and proof that you own Company shares, you will not be admitted to the annual meeting of shareholders. Please arrive in advance of the start of the meeting to allow time for identity verification.

Your vote is important. Whether or not you plan to attend the meeting, please act promptly to vote your shares. You may vote your shares by completing, signing and dating the enclosed proxy card and returning it in the accompanying postage paid envelope provided. You may also vote your shares by telephone or through the internet by following the instructions set forth on the proxy card. Your right to vote in person at the meeting is not affected by returning the proxy card, or voting by telephone or through the internet. Your prompt action will aid the Company in reducing the expense of proxy solicitation.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Daniel J. Rasmussen

Daniel J. Rasmussen

Executive Vice President, General Counsel and
Secretary

TABLE OF CONTENTS

THE PROXY PROCESS AND STOCKHOLDER VOTING	5

PROPOSAL 1 - ELECTION OF DIRECTORS	8
INFORMATION REGARDING NOMINEES	8
INFORMATION REGARDING CONTINUING DIRECTORS	9

CORPORATE GOVERNANCE AND BOARD COMMITTEES	12
DIRECTOR INDEPENDENCE	12
BOARD MEETINGS AND COMMITTEES	12
LEADERSHIP OF THE BOARD	13
BOARD ATTENDANCE AT ANNUAL SHAREHOLDER MEETING	13
NOMINATION OF DIRECTORS	13
COMMUNICATIONS WITH DIRECTORS	14

EXECUTIVE AND DIRECTOR COMPENSATION	14
SUMMARY COMPENSATION TABLE	14
EMPLOYMENT AGREEMENTS	15
401(K) PLAN	15
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	16

DIRECTORS COMPENSATION	16

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	17

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	18

PROPOSAL 2 – RATIFICATION OF REGISTERED INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18

FEES OF INDEPENDENT AUDITORS	19

PRE-APPROVAL POLICIES AND PROCEDURES	19

OTHER MATTERS	19
SECTION 16 - BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	19
CODE OF ETHICS	19
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	20

SHAREHOLDER PROPOSALS FOR THE 2013 MEETING	20

CIB MARINE BANCSHARES, INC.

1930 West Bluemound Road, Suite D

Waukesha, WI 53186

(262) 695-6010

Proxy Statement for Annual Meeting of Shareholders

The Board of Directors of CIB Marine Bancshares, Inc. is soliciting your proxy to vote at the Annual Meeting of Shareholders to be held on Thursday, May 24, 2012, at 1:00 p.m., local time, and any adjournment or postponement of that meeting. The meeting will be held at Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin. This proxy statement and the accompanying proxy card, Notice of Meeting, and Annual Report on Form 10-K for the year ended December 31, 2011 (“2011 Annual Report”), was first mailed on or about April 13, 2012 to all shareholders of record as of April 6, 2012 (the “Record Date”). The only voting securities of the Company are shares of the Company’s common stock, $1.00 par value per share (the “Common Stock”), of which there were 18,127,892 shares outstanding as of the Record Date (excluding treasury stock). Each share of Common Stock is entitled to one vote. The Company needs a majority of the shares of Common Stock outstanding on the Record Date present, in person or by proxy, to hold the annual meeting.

In this proxy statement, we refer to CIB Marine Bancshares, Inc. as the “Company,” “CIB Marine,” “we” or “us” and the Board of Directors as the “Board.”

Our 2011 Annual Report, which contains consolidated and condensed financial statements for the year ended December 31, 2011, accompanies this proxy statement. You also may obtain a copy of our 2011 Annual Report, without charge, by contacting our Investor Relations department at the address or phone number listed above. Our 2011 Annual Report is also available in the “SEC Filings” section of our website, at www.cibmarine.com.

THE PROXY PROCESS AND SHAREHOLDER VOTING

Why am I receiving this proxy statement and proxy card?

You are receiving a proxy statement and proxy card from us because you own shares of our Common Stock. This proxy statement describes issues on which we would like you, as a shareholder, to vote. It also gives you information on these issues so that you can make an informed decision.

When you sign the enclosed proxy card, you appoint the proxy holder as your representative at the meeting. The proxy holder will vote your shares as you have instructed in the proxy card, thereby ensuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.

If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the card, the proxy holder will vote your shares, under your proxy, in accordance with his or her best judgment.

What matters will be voted on at the meeting?

You are being asked to vote on the election of three of our directors, whose terms will expire at the 2015 annual meeting of shareholders, and to ratify the appointment of Crowe Horwath LLP as our independent registered public accounting firm, as more fully described in this proxy statement.

How do I vote?

You may vote your shares by proxy by any of the following methods: by mail, by telephone, or by internet. To vote by mail, complete and sign the enclosed proxy card and mail it in the enclosed pre-addressed envelope. No postage is required if mailed in the United States. If you mark your proxy card to indicate how you want your shares voted, your shares will be voted as you instruct. If you sign and return your proxy card but do not mark the card to provide voting instructions, the shares represented by your proxy card will be voted "for" all three nominees for director named in this proxy statement, and "for" the ratification of Crowe Horwath LLP as our independent registered public accounting firm. To vote your shares by telephone, please call the toll-free number set forth on the proxy card. To vote your shares by internet, use the internet site provided on the proxy card.

If you want to vote in person, please come to the meeting. We will distribute written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a proxy from your broker in order to vote in person at the meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL proxy cards to ensure that all your shares are voted.

If I hold shares in the name of a broker, who votes my shares?

If you received this Proxy Statement from your broker, your broker should have given you instructions to direct it how to vote your shares. It will then be your broker's responsibility to vote your shares in the manner you direct.

Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters.  However, the election of directors is not routine and cannot be voted without your instructions.  Therefore, we encourage you to provide directions to your broker as to how you want your shares voted on the matters to be brought before the meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the meeting.

What if I change my mind after I return my proxy?

If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

•

signing another proxy card with a later date and returning that proxy to us;

•

voting by telephone or through the internet on a later date;

•

sending notice to us that you are revoking your proxy; or

•

voting in person at the meeting.

You should send any later-dated proxy card or notice of revocation to: CIB Marine Bancshares, Inc., 1930 West Bluemound Road, Suite D, Waukesha, Wisconsin 53186, Attention: Daniel J. Rasmussen, Secretary.

If your shares are registered in the name of your broker and you want to revoke your proxy, you will need to contact your broker to do so.

How many votes do we need to hold the annual meeting?

A majority of the shares of Common Stock outstanding and entitled to vote as of the Record Date must be present in person or by proxy at the annual meeting in order to conduct business at the meeting. Shares are counted as present at the meeting if the shareholder either is present and votes in person at the annual meeting, or has properly submitted a signed proxy card or telephone or internet proxy. The inspectors of election appointed for the annual meeting will determine whether or not a quorum is present. The inspectors of election will treat abstentions and broker non-votes as present and entitled to vote for purposes of determining the presence of a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner does not have authority to vote the shares and has not received instructions from the beneficial owner as to how the beneficial owner would like the shares to be voted.

How many votes are required to approve the proposal?

The three individuals receiving the highest number of votes cast "for" their election will be elected as our directors. The ratification of the appointment of Crowe Horwath LLP as our independent registered public accounting firm will be approved if the number of votes cast "for" that proposal exceeds the number of votes cast "against" it. Abstentions and broker non-votes will not count as votes on the proposal for the election of directors or the ratification of the appointment of Crowe Horwath LLP and will not affect the outcome of those votes.

What options do I have for voting on the proposal?

You may vote "for" or "withhold" for each nominee for director. You may vote "for," "against" or "abstain" on the ratification of the appointment of Crowe Horwath LLP as our independent registered public accounting firm.

How are votes counted?

Voting results will be tabulated and certified by our transfer agent, Computershare Trust Company N.A.

Where do I find the voting results of the meeting?

We will announce voting results at the meeting. The voting results will also be disclosed in a Form 8-K that we will file with the SEC within four business days of the meeting.

Who bears the cost of soliciting proxies?

We will bear the cost of soliciting proxies. In addition to solicitation of proxies by mail, our directors, officers or employees or directors, officers or employees of our subsidiaries may solicit proxies in person, by electronic mail, or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. To aid in the solicitation of proxies, we have retained Georgeson, Inc., an affiliate of our transfer agent, for a fee of $7,750 plus expenses. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

PROPOSAL 1 -- ELECTION OF DIRECTORS

Our Board of Directors currently consists of eight members, and is divided into three classes: two classes with three directors each, and a third class with two directors.  Our directors are generally elected to serve for a three-year period, or a shorter period if the director is elected to fill a vacancy, and until their respective successors have been elected and qualify. Three directors will be elected at the annual meeting and will serve until the 2015 annual meeting of shareholders and until their successors have been elected and qualified.

The Board has nominated Mark A. Elste, Charles D. Mires and Ronald E. Rhoades to serve as directors. Each nominee is currently serving as a director and has consented to serve for a new term. There are no family relationships between any of the directors, nominees or executive officers. We do not anticipate that any nominee will be unable or unwilling to stand for election, but if that happens, your proxy will be voted for another person nominated by the Board.

The Board of Directors recommends that you vote "FOR" the election of each of the nominees named above. Proxies solicited by our Board will be voted "FOR" these nominees unless otherwise instructed.

Information Regarding Nominees

Nominees for Election at the Annual Meeting to Serve Until 2015:

Name and Age	Serving Since	Position with CIB Marine or Other Principal Occupation and Other Directorships
Mark A. Elste (57)	2011

Director of CIB Marine and CIBM Bank since September 2011; President, CEO & Director of Pennant Management, Inc., a federally registered investment advisory firm, since 1992; Senior Executive Vice President and Chief Operating Officer of US Fiduciary Services, Inc., a financial services holding company, since 2004; Director of Salem Trust Company, a Florida trust company, since 2006; and a Director of GreatBanc Trust Company, an Illinois trust company, since 2004.

Mr. Elste’s business and management experience, customer-based experience, industry knowledge, risk management experience, leadership experience and strategic planning experience makes him a valuable resource to the Board.

Charles D. Mires (51)	2010

Director of CIB Marine and CIBM Bank since April 2010; Director of Fixed Income and Alternative Strategies at Franklin Street Partners since February 2011; Senior Managing Director and Portfolio Manager for Clutterbuck Funds, LLC, a hedge fund, October 2009 to February 2011; Senior Managing Director and Portfolio Manager for Allstate Insurance Company, a property-liability insurance company with various property-liability and life and investment subsidiaries, September 1987 to October 2009.

Mr. Mires brings business and management experience, industry knowledge, investment experience, knowledge of credit, risk management experience, leadership experience and strategic planning experience to the Board. His background in finance and investments makes him a valuable resource to the Board.

Ronald E. Rhoades (57)	2010

Director of CIBM Bank (f/k/a Central Illinois Bank) from April 2006 to February 2009, and again from April 2010 to present; Director of CIB Marine from April 2010 to present; Chairman, President and CEO of Plastic Container Corporation, which manufactures plastic bottles for food, health/beauty, household chemical, lawn care and automotive appearance/chemical markets, since November 1994; member of advisory board of directors of Gill Athletics/Porter Basketball (f/k/a Litania Sports Group), a manufacturer of sports equipment, since 1991.

Mr. Rhoades brings business and management experience, industry knowledge, customer-based experience, knowledge of credit, leadership experience and strategic planning experience to the Board.  His business judgment and familiarity with the communities CIBM Bank serves, offers the Board insight into understanding CIBM Bank’s customers and the business communities it serves.

Information Regarding Continuing Directors

Continuing Directors Whose Terms Will Expire in 2013:

Name and Age	Serving Since	Position with CIB Marine or Other Principal Occupation and Other Directorships

John P. Hickey, Jr. (64)	2007

Director of CIB Marine since May 2007; Chairman of CIB Marine since February 2009; President of CIB Marine from March 2007 to August 2010; Chief Executive Officer of CIB Marine from March 2007 to January 2011; Director, President and Chief Executive Officer of Marine Bank from April 2006 until its merger with Central Illinois Bank in June 2009; Director of CIBM Bank (f/k/a Central Illinois Bank) since February 2008; Chairman of the Board of Directors of CIBM Bank since February 2009; a member of the Board of Trustees of the Amon Carter Museum of American Art in Fort Worth, Texas since 1996; a member of the Board of Directors of the American Red Cross of Southeastern Wisconsin since 2005; and a member of the Board of Trustees of Wisconsin School of Professional Psychology, a doctoral psychology clinic and program since 2010. Prior to joining CIB Marine, Mr. Hickey was Senior Vice President of Business Banking at Guaranty Bank.(1) (2)

Mr. Hickey brings business and management experience, industry knowledge, customer-based experience, knowledge of credit, risk management experience, leadership experience and strategic planning experience to the Board.  His years of banking industry experience provide him with the skills to lead the Board and the Company.

Charles E. Baker (67)	2008

Director of CIB Marine since January 2008; Director of Marine Bank from April 2006 until its merger with Central Illinois Bank in June 2009; Director of CIBM Bank (f/k/a Central Illinois Bank) since February 2009; Senior Technical Advisor at CliftonLarsonAllen LLP, an accounting, tax and consulting services firm, since January 2006; Director of Northeast Communications of Wisconsin, Incorporated, a telecommunications company, since June 2006; Director of Aurora Health Care, a not for profit health care provider, since September 2006; Director of Character Education Partnership, a not for profit that promotes character education in schools, since June 2006; and Partner at Ernst & Young LLP, an accounting, tax and advisory services firm, from 1969 to 2005.

Mr. Baker brings accounting and finance experience, business management experience, industry knowledge, customer-based experience, risk management experience and leadership experience to the Board.  His extensive experience in accounting and tax related matters are a valuable resource to the Board and qualify him as a “financial expert” as a member of the Board’s Audit Committee.

Continuing Directors Whose Terms Will Expire in 2014:

Name and Age	Serving Since	Position with CIB Marine or Other Principal Occupation and Other Directorships

Willard Bunn III (68)	2010

Director of CIB Marine and CIBM Bank since October 2010; Director of EB Financial Group, Inc., a bank holding company, since February 2010, and Chairman of the Board from April 2010 to August 2011; Director of Baytree National Bank & Trust Company since 2000, and Vice Chairman of the Board February 2003 to April 2010; Director of Baytree Bancorp, Inc., a bank holding company, from 2000 to February 2010, and Vice Chairman of the Board February 2003 to February 2010; Director of North American Company for Life and Health, a life and health insurance company, since 2000; member of the Board of Trustees of the Poetry Foundation, a not for profit corporation, since 2010; Director of Midland Life Insurance, an insurance company, since 2008; and Treasurer of the Lake Forest/Lake Bluff, Illinois Chamber of Commerce since 2005.(3)

Mr. Bunn’s career in the banking industry spans 40 years, including experience as Chairman and Chief Executive Officer of Banc One Illinois Corporation.  His banking experience, business and management experience, industry knowledge, customer-based experience, knowledge of credit, risk

		management experience, leadership experience and strategic planning experience makes him a valuable asset to the Board.

Charles J. Ponicki (61)	2011

CEO of CIB Marine and CIBM Bank since January 2011 and March 2011, respectively; President of CIB Marine and CIBM Bank since August 2010; Chief Credit Officer of CIB Marine and CIBM Bank since January 2008; SVP-Credit Administration of CIB Marine November 2007 to January 2008; Wisconsin Market President of Marine Bank August 2007 to November 2007; independent consultant to assist Marine Bank in streamlining the small business loan process from April 2007 to August 2007; private consultant to the banking industry June 2005 to August 2007.(1) (2)

Mr. Ponicki’s industry knowledge, customer-based experience, knowledge of credit, risk management experience, leadership experience and strategic planning experience provide the Board with insight and perspective regarding the business and operations of CIB Marine and CIBM Bank.

Gary L. Longman (63)	2004

Director of CIB Marine since October 2004; Director of CIBM Bank (f/k/a Central Illinois Bank) since February 2009; Director of EB Financial Group, Inc., a bank holding company, since January 2010, and Chairman of the Board of Directors since August 2011; Director of Baytree National Bank & Trust Company February 2010 to June 2011; President and CEO of Sunny Ridge Family Center Inc., an Illinois Child Welfare agency, since June 2003; President of G.L. Longman Consulting, a consulting business, since January 2001; Director of the Illinois Children's Health Care Foundation, a private foundation focused on the health needs of children in Illinois January 2010 to January 2012; and Partner at KPMG LLP, an accounting, tax and advisory services firm, from 1980 to 2000.

Mr. Longman brings accounting and finance experience, business management experience, industry knowledge, customer based experience, risk management experience and leadership experience to the Board.  His extensive experience in accounting and tax related matters are a valuable resource to the Board and qualify him as a “financial expert” on the Board’s Audit Committee.

(1)

Messrs. Hickey and Ponicki were executive officers of the Company at the time it filed its prepackaged plan of reorganization under Chapter 11 of the United States Bankruptcy Code on September 16, 2009.

(2)

Mr. Ponicki succeeded Mr. Hickey as President of CIB Marine on August 9, 2010, and as Chief Executive Officer of CIB Marine on January 31, 2011.

(3)  On April 17, 2009, Mr. Bunn was a signatory to a Stipulation and Consent for the Issuance of a Consent Order to Baytree National Bank & Trust Company (“Baytree”) by its primary regulator, the Comptroller of the Currency (“OCC”).  The Stipulation and Consent was signed by all directors of Baytree and it remains in effect.  Baytree National Bank & Trust Company is a subsidiary of EB Financial Group, Inc..

CORPORATE GOVERNANCE AND BOARD COMMITTEES

Director Independence

The Board has determined that each of the individuals who served as a director during 2011 and nominees, except John P. Hickey, Jr. and Charles J. Ponicki, satisfies the criteria for director independence established in Nasdaq Marketplace Rules. Messrs. Hickey and Ponicki are not independent due to their status as Company officers.

Board Meetings and Committees

The Board of Directors held twelve meetings during 2011. During 2011, each of our directors attended at least 75% of the aggregate number of meetings of our Board of Directors and meetings of any committee on which such director served. Our Board of Directors has a standing Audit Committee and Compensation and Stock Option Committee. The membership and function of the committees and the number of meetings held by each is described below.

Committee	Members (as of Record Date)	Primary Responsibilities	# of Meetings in 2011
Audit	Mr. Baker Mr. Bunn Mr. Elste Mr. Longman (Chair) Mr. Rhoades	Assist the Board in its general oversight of our financial reporting, internal controls and audit functions.	6
Compensation and Stock Option	Mr. Baker (Chair) Mr. Bunn Mr. Elste Mr. Longman Mr. Mires Mr. Rhoades	Establish policies relating to executive compensation, determine the salary and bonus of the named executive officers, recommend to the Board of Directors the adoption of, or any substantive amendments to, any employee benefit or long-term executive compensation plan or program in which named executive officers participate, and administer our stock-based plan.	4

The Board has adopted a written charter for both the Audit Committee and Compensation and Stock Option Committee setting forth the specific duties, responsibilities and authorities of the committees. The charters are available in the “Corporate Governance” section of our website at www.cibmarine.com.

Compensation Philosophy and Objectives. The Compensation and Stock Option Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals and encourages responsible risk taking consistent with regulatory mandates applicable to banks and bank holding companies. The Committee evaluates both performance and current compensation to ensure that we maintain its ability to attract and retain superior employees in key positions.

Role of Executive Officers in Compensation Decisions. The Compensation and Stock Option Committee makes all compensation decisions for the named executive officers and approves recommendations made by the Chief Executive Officer for other employees. The Chief Executive Officer annually reviews the performance of each one of the named executive officers. The conclusions reached and recommendations made based on these reviews are presented to the Compensation and Stock Option Committee. The Compensation and Stock Option Committee can exercise its discretion in modifying any recommendation or awards.

The Board of Directors has determined that all of the members of the Audit Committee and the Compensation and Stock Option Committee satisfy the independence requirements of Nasdaq. In addition, the Board has determined that Messrs. Baker and Longman are “audit committee financial experts” as such term is defined by the SEC rules.

Leadership of the Board

Since the resignation of John P. Hickey, Jr., as President in August 2010 and Chief Executive Officer in January 2011, the Board believes it is in our best interest and the best interest of our shareholders to separate the CEO position from the Chairman of the Board position.  This leadership structure maximizes the independence and objectivity of the Board in carrying out its functions.  The Board has an active role, as a whole and also at the committee level, in overseeing management of our risks. The Board of Directors regularly reviews information regarding our credit, liquidity, market, legal, compliance, operations, financial and business risks. Our Compensation and Stock Option Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our Audit Committee oversees independence of the Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed about such risks.

Oversight of risk management is a central focus of the Board and its committees. The full Board regularly receives reports both from the Board committees and from management with respect to the various risks facing us and the Bank, and oversees planning and responding to them as appropriate. The Audit Committee currently has primary responsibility for oversight of financial risk and for oversight of our risk management process, including those relating to litigation and regulatory compliance. The Asset and Liability Management Committee actively measures and manages interest rate risk and is responsible for approving our asset/liability management policies and for overseeing the formulation and implementation of strategies to improve balance sheet positioning and earnings. The Compensation and Stock Option Committee is chiefly responsible for compensation-related risks. Under its charter, the Compensation and Stock Option Committee must discuss and review the key business and other risks we face and the relationship of those risks to certain compensation arrangements. The Bank’s Loan Committee has primary responsibility for credit risk and the committee’s duties include oversight of the Bank’s credit risk department. Each of these committees receives regular reports from management concerning areas of risk for which the committee has oversight responsibility.

Board Attendance at Annual Shareholder Meeting

While we do not have any formal policy regarding director attendance at annual meetings of shareholders, we expect our directors to attend such meetings, subject to any scheduling or other conflicts. Each current Board member who was a member of the Board at the time of the 2011 Annual Meeting attended the 2011 Annual Meeting of shareholders and all current Board members are expected to attend the 2012 Annual Meeting.

Nomination of Directors

We do not have a nominating committee or charter. The entire Board performs the functions of a nominating committee, and considers and acts on all matters relating to the nomination of individuals for election as directors. The Board does not believe that a separate nominating committee is necessary because the Board has the ability to perform the function of selecting and evaluating director nominees, and does so on behalf of our interests and in accordance with our Restated Bylaws.

We do not have a formal policy related to the consideration of director candidates recommended by security holders, as we believe that the informal procedures followed by the Board are adequate to give proper consideration to any such nominations. Nominations for director by shareholders should be sent to the Board on a timely basis, either in person or by certified mail, to the attention of the Secretary. Any recommendations submitted to the Secretary should be in writing and should include whatever supporting material the shareholder considers appropriate in support of that recommendation, but must include the information that would be required to be disclosed under the SEC’s rules in a proxy statement soliciting proxies for the election of such candidate and a signed consent of the candidate to serve as our director if elected. Nominations must be delivered to or mailed to and received by our Secretary not fewer than 60 days or more than 90 days prior to the anniversary date of the annual meeting of the shareholders in the immediately preceding year.

In evaluating director nominees, including any nominee that a shareholder may submit, the Board of Directors considers, at a minimum, the following factors: (1) the ability of the prospective nominee to represent the interests of our shareholders; (2) the prospective nominee’s standards of integrity, commitment and independence of thought and judgment; (3) the freedom of the prospective nominee from any conflict of interest which would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of the director; (4) the prospective nominee’s ability to dedicate sufficient time to the performance of his or her duties; and (5) the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board. Although we have no formal policy on Board diversity, the Board believes that a diverse board of directors is desirable to expand its collective knowledge and expertise relating to its business, as well as to evaluate management and positively influence our performance. Accordingly, in carrying out its responsibilities for locating, recruiting and nominating candidates for election to the Board, we take into account a number of factors and considerations, including diversity. Such considerations of diversity include geographic regions, professional or business experiences, gender, race, national origin, specialized education or work experience and viewpoints.

The Board will evaluate all potential candidates in the same manner, regardless of the source of the recommendation. Based on the information provided to the Board, it will make an initial determination whether to conduct a full evaluation of a candidate. As part of the full evaluation process, the Board may conduct interviews, obtain additional background information, and conduct reference checks of the candidate.

Mark A. Elste, was presented to the Board for nomination by Chairman Hickey and was appointed to the Board effective September 29, 2011.

Communications with Directors

Shareholders and other interested parties may communicate with any director by sending written correspondence addressed to such director in care of our Secretary at CIB Marine Bancshares, Inc., 1930 West Bluemound Road, Suite D, Waukesha, Wisconsin 53186. Our Secretary or his designee will forward such correspondence to the relevant director.

EXECUTIVE AND DIRECTOR COMPENSATION

2011 SUMMARY COMPENSATION TABLE

The following table sets forth the cash and non-cash compensation for the last two fiscal years, where applicable, awarded to or earned by our CEO and next two most highly-compensated officers (“Named Executive Officers”).

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)(1)	Total ($)
John P. Hickey, Jr. (2)	2011	134,532	-	4,929	139,461
Chairman & Chief Executive Officer	2010	247,365	-	9,217	256,582

Charles J. Ponicki (2)(3)	2011	228,231	-	8,714	236,945
President & Chief Executive Officer	2010	200,812	-	7,947	208,759

Patrick J. Straka	2011	174,481	-	5,421	179,902
Executive Vice President and	2010	167,559	-	5,214	172,773
Chief Financial Officer

Paul C. Melnick (3)	2011	154,231	-	5,521	159,752
Executive Vice President and	2010	138,009	-	4,376	142,385
Chief Credit Officer

(1)

The table below provides the details of amounts included in the “All Other Compensation” column for each Named Executive Officer. Under applicable SEC regulation, perquisites are not required to be reported because, valued at their incremental cost to us, they were in each case less than $10,000 in the aggregate.

(2)

On August 9, 2010, and January 31, 2011, Mr. Ponicki assumed the duties of President and Chief Executive Officer, respectively. These titles were previously held by Mr. Hickey.

(3)

On August 18, 2011, Mr. Paul Melnick assumed the duties of Chief Credit Officer, a title previously held by Mr. Ponicki.

Name and Position	Year	Life Insurance Premiums ($)	401(k) Match ($)	Total ($)
John P. Hickey, Jr.	2011	893	4,036	4,929
Chairman & Chief Executive Officer	2010	1,867	7,350	9,217

Charles J. Ponicki	2011	1,867	$ 6,847	8,714
President & Chief Executive Officer	2010	1,867	6,080	7,947

Patrick J. Straka	2011	187	$ 5,234	5,421
Executive Vice President and	2010	187	5,027	5,214
Chief Financial Officer

Paul C. Melnick	2011	894	$ 4,627	5,521
Executive Vice President and	2010	236	$ 4,140	4,376
Chief Credit Officer

Employment Agreements

We do not have employment agreements with any of the Named Executive Officers identified in the Summary Compensation Table above. Employment is “at will” and may terminate at any time without severance.

401(k) Plan

Our 401(k) plan is a tax-qualified retirement plan that covers all eligible employees generally, including the Named Executive Officers. An employee can elect to defer a percentage of his or her compensation on a pre-tax basis, up to a maximum in 2011 of $16,500, or $22,000 if age 50 or over, and we contribute a matching contribution of 50% of the employee’s deferral contributions up to 6% of their compensation. Our contributions under the plan on behalf of each Named Executive Officer are included in the “All Other Compensation” column of the Summary Compensation Table of this proxy statement. We provide no other retirement benefits for our executives, including the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The table below sets forth the information for each Named Executive Officer with respect to each grant of stock options outstanding as of December 31, 2011.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
John P. Hickey, Jr.	25,000	5,000	4.10	03/30/2016
	25,000	5,000	4.10	11/16/2016
	40,000	10,000(1)	4.10	05/31/2017

Charles J. Ponicki	20,000	5,000(2)	3.70	11/30/2017

Patrick J. Straka	15,000	0	4.10	09/29/2015
	15,000	0	4.10	11/16/2016

Paul C. Melnick	1,500	0	4.10	09/29/2015
	5,000	0	4.10	11/16/2016
	4,800	1,200(3)	3.70	11/30/2017

(1)

Options for 10,000 shares become exercisable on May 31, 2012.

(2)

Options for 5,000 shares become exercisable on November 30, 2012.

(3)

Options for 1,200 shares become exercisable on November 30, 2012.

If a Named Executive Officer’s employment terminates by reason of death or disability, all of his/her outstanding options vest and may be exercised within twelve months after the date of such termination, but in no event later than the expiration date of such options.

DIRECTORS' COMPENSATION

For the year ended December 31, 2011, non-employee Directors received a fee of $500 for each of our Board meetings attended. Directors serving on the Audit, Executive, Litigation, Investment, Executive Loan, and Accounting Issues Committees received a fee of $1,000; $1,000; $300; $300; $300; and $300, respectively per meeting attended, except that the Chairman of the Audit Committee was paid $2,000 per Audit Committee meeting attended. In addition, the Chairman of the Audit Committee was paid an annual retainer of $10,000 in quarterly installments. No fee is paid for attendance at Compensation and Stock Option Committee meetings. Our employee-directors receive no fees for their service on our Board of Directors or committees or the Boards of Directors of our affiliates and subsidiaries.

The following table sets forth all compensation paid to each of our non-employee Directors in 2011:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
Charles E. Baker	26,600	-	26,600
Willard Bunn III	17,500	-	17,500
Mark A. Elste(1)	3,000	-	3,000
Gary L. Longman	34,500	-	34,500
Charles D. Mires	11,900	-	11,900
Ronald E. Rhoades	17,500	-	17,500
Donald M. Trilling(2)	6,000	-	6,000
Howard Zimmerman(3)	5,500	-	5,500

(1)

Mr. Elste was appointed to the Board on September 29,  2011.

(2)

Mr. Trilling passed away on June 9, 2011.

(3)

Mr. Zimmerman chose to not stand for reelection at the Annual Meeting of Shareholders held May 26, 2011.

Messrs. Hickey and Ponicki are not included in this table since they were executive officers of the Company and received no additional compensation for serving as directors.

Directors are reimbursed for any out-of-pocket expenses they incur. Our Directors who are also directors of our subsidiaries receive compensation from such subsidiaries in varying amounts based on the director compensation schedules of such subsidiaries. Messrs. Baker, Bunn, Elste, Longman, Mires, Rhoades, Trilling and Zimmerman were paid such compensation in 2011 and their fees, which are included in the totals above, totaled $6,000; $5,500; $1,500; $6,000; $5,500; $6,000; $3,000; and $2,500, respectively.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 6, 2012, unless otherwise indicated, the number of shares of our Common Stock beneficially owned by (1) each shareholder who is known by us to be a beneficial owner of more than five percent of our outstanding Common Stock, (2) each of our directors, (3) each of our Named Executive Officers and (4) all of our directors and executive officers as a group.

Beneficial Ownership of Common Stock
Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Common Stock Outstanding
5% Stockholders
Bradford M. Johnson P.O. Box 8208 Shawnee Mission, KS 66208-8208	1,116,378(2)	6.09%

Director Nominees, Directors, and Named Executive Officers
Charles E. Baker	—	*
Willard Bunn III	—	*
Mark A. Elste	—	*
John P. Hickey, Jr.	100,000(3)	*
Gary L. Longman	—	*
Paul C. Melnick	11,300(4)	*
Charles D. Mires	—	*
Charles J. Ponicki	52,538(5)	*
Ronald E. Rhoades	—	*
Patrick J. Straka	40,416(6)	*
All Directors and Executive Officers as a group (11 persons)	244,254	1.33%(7)

____________________________________

*  Less than one percent

(1)

Unless otherwise indicated, the nature of beneficial ownership for shares shown in this column is sole voting and investment power.

(2)

Based solely on information provided in Schedule 13-G filed with the Securities & Exchange Commission by the beneficial owner.

(3)

Represents shares that Mr. Hickey has the right to acquire within 60 days upon the exercise of stock options.

(4)

Represents shares that Mr. Melnick has the right to acquire within 60 days upon the exercise of stock options.

(5)

Includes 20,000 shares that Mr. Ponicki has the right to acquire within 60 days upon the exercise of stock options.

(6)

Includes 30,000 shares that Mr. Straka has the right to acquire within 60 days upon the exercise of stock options, as well as 6,300 shares held by a partnership for which Mr. Straka shares voting and investment power.

(7)

Percentage is calculated on a partially diluted basis, assuming the exercise of all stock options which are exercisable within 60 days by all directors and executive officers.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee reviewed and discussed with management our audited financial statements as and for the fiscal year ended December 31, 2011.

The Audit Committee discussed with our independent auditors, Crowe Horwath LLP, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards Vol. 1, AU 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has received the written disclosures and letter from Crowe Horwath LLP, required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and discussed with Crowe Horwath LLP, the independence of that firm.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our 2011 Form 10-K.

Respectfully Submitted,

The Audit Committee

Charles E. Baker

Willard Bunn III

Mark A. Elste

Gary L. Longman (Chairman)

Ronald E. Rhoades

PROPOSAL 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the fiscal year ended December 31, 2011 was Crowe Horwath LLP. Our Audit Committee has selected Crowe Horwath LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012. Although our shareholders are not required to vote on the appointment of our independent registered public accounting firm, we are presenting this selection to you for ratification. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to ratify the Board of Directors’ appointment of Crowe Horwath LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2012. We have been advised by Crowe Horwath LLP that they are independent certified public accountants with respect to us within the meaning of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

Representatives of Crowe Horwath LLP are expected to attend the 2012 Annual Meeting. They will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the meeting.

FEES OF INDEPENDENT AUDITORS

The following table presents fees for professional audit services rendered by Crowe Horwath LLP, the Company’s independent registered public accounting firm for fiscal years 2011 and 2010.

	2011	2010
Audit fees	$ 205,000	$ 229,717
Audit related fees(1)	20,886	16,000
Tax fees	—	—
Total fees	$ 225,886	$ 245,717

__________

(1)

The audit related fees consist of $16,000 of expenses incurred and paid by CIB Marine's 401(k) Plan in both 2011 and 2010, and $4,886 of other accounting consultation fees paid in 2011.

PRE-APPROVAL POLICES AND PROCEDURES

The Audit Committee pre-approves all auditing services and permitted non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services, and other services. The Audit Committee pre-approved all services performed by the independent auditors in 2011.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF CROWE HORWATH LLP AS
THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

OTHER MATTERS

Section 16 – Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires executive officers and directors, and persons who own more than ten percent of a registered class of our stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by us, and written representations from reporting persons that no Annual Statement of Changes In Beneficial Ownership of Securities on Form 5 were required for those persons, we believe that, for the period from January 1, 2011 through December 31, 2011, our executive officers and directors complied with all filing requirements applicable to them.

Code of Ethics

We have adopted a Code of Ethics (the “Code”) which applies to all of our directors, officers and employees, including our chief executive officer and senior financial officers. A copy of the Code may be accessed on our website at www.cibmarine.com by clicking on the “Code of Ethics Policy” link in “Corporate Governance.”

Certain Relationships and Related Transactions

Transactions with Related Persons

During 2011, our directors and executive officers, as well as members of their immediate families and various corporations and other entities associated with our directors, were clients of and had transactions with our subsidiaries in the ordinary course of business. These transactions included loans and deposits. Similar transactions may occur in the ordinary course of business in the future. All loans were made on a non-preferential basis and did not involve more than the normal risk of collectability or present other unfavorable terms.

Daniel J. Rasmussen serves as our Secretary and General Counsel pursuant to an agreement between us and Corporate Legal Services, LLC (“CLS”), an entity owned by Mr. Rasmussen.  During 2011, we paid CLS $151,600 for services performed by Mr. Rasmussen.

Review, Approval or Ratification of Related Party Transactions

We have various written policies and procedures, including our Code of Ethics, annual questionnaires completed by all directors and executive officers, and regulatory compliance requirements (including Regulation O, which restricts loans by the banks to directors, executive officers, principal shareholders and their affiliates and requires approval by the board of directors of the banks for certain such loans), all of which are designed to identify transactions or relationships that may constitute conflicts of interest or otherwise require disclosure under applicable SEC rules. When such a transaction or relationship is identified, our Board of Directors evaluates the transaction or relationship and determines if the transaction is permissible or a prohibited conflict of interest.

There were no transactions since the beginning of the 2011 fiscal year that were required to be reported in this proxy statement or in our 2011 Annual Report pursuant to the requirements of Item 404(a) of Regulation S-K where the policies and procedures described above did not require review, approval or ratification, or where such policies and procedures were not followed.

SHAREHOLDER PROPOSALS FOR THE 2013 MEETING

To be considered for inclusion in our proxy statement in connection with next year's annual shareholder meeting, a shareholder proposal to take action at such meeting must be in writing and received by our Secretary, at the address set forth on the first page of this proxy statement, no later than December 18, 2012. Any shareholder proposal submitted to us for inclusion in the proxy statement will be subject to Rule 14a-8 under the Securities Exchange Act of 1934. Also, under our Restated Bylaws, other proposals that are not included in the proxy statement will be considered timely and may be presented at next year's annual shareholder meeting if the requirements described below are satisfied.

Our Restated Bylaws provide an advance notice procedure for nominations to the Board of Directors and certain business to be brought before an annual meeting. Generally, in order for a shareholder to make a nomination or bring business before an annual meeting, the shareholder must give notice thereof in writing to our Secretary no later than the close of business on the 60th day, and no earlier than the close of business on the 90th day, prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be delivered not earlier than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by us. The shareholder must also comply with certain other provisions set forth in our Restated Bylaws. For a copy of our Restated Bylaws, which include the provisions relating to advance notice for nominations and proposals, an interested shareholder should contact our Secretary at 1930 West Bluemound Road, Suite D, Waukesha, Wisconsin 53186.

Our Board of Directors is not aware of any business or matter, which will be presented for consideration at the meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, any other matter properly comes before the meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

Annual Report on Form 10-K

We will furnish without charge to you, upon your request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2011, including the financial statements and schedules thereto.  Requests for copies of our 2011 Annual Report and any exhibits should be directed to Elizabeth Neighbors, Paralegal and Shareholder Relations Manager, CIB Marine Bancshares, Inc., 1930 West Bluemound Road, Suite D, Waukesha, Wisconsin 53186, Phone: (262) 695-6010.

This proxy statement and our 2011 Annual Report, including exhibits, are also available without charge in the “SEC Filings” section of our website at www.cibmarine.com, as well as on the SEC’s website at www.sec.gov.

This Proxy Statement is provided to you at the direction of our Board of Directors.

Daniel J. Rasmussen

Executive Vice President

General Counsel and Secretary

CIB Marine Bancshares, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card
▼ PLEASE FOLD ALONG THE PERFORMATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A  Proposals – the Board of Directors recommends a vote FOR all of the nominees listed in Proposal 1 and FOR Proposal 2.

1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold

01 – Mark A. Elste	☐	☐	02 – Charles D. Mires	☐	☐	03- Ronald E. Rhodes	☐	☐

2. Proposal to ratify the appointment of Crowe Horwath, LLP as the Company’s independent registered public accounting firm the fiscal year eending December 31, 2012.	For ☐	Against ☐	Abstain ☐

B  Authorized Signatures – This section must be completed for your vote to be counted – Date and Sign Below.

Please sign exactly as name(s) appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – please keep signature within the box.
/ /

▼ PLEASE FOLD ALONG THE PERFORMATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy – CIB Marine Bancshares, Inc.

PROXY FOR ANNUAL MEETING TO BE HELD ON MAY 24, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John P. Hickey, Jr., Charles J. Ponicki and Daniel J. Rasmussen, and each of them, as proxies for the undersigned, with full power to appoint his substitute, to represent and to vote all the shares of Common Stock of CIB Marine Bancshares, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on May 24, 2012 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the proxy is authorized to vote upon any other matter that may property come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL
BE VOTED FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSAL 2 LISTED ON THE REVERSE SIDE.

Please read the Proxy Statement which describes the proposal and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

PLEASE DO NOT RETURN THE ABOVE CARD IF VOTING ELECTRONICALLY.

YOUR VOTE IS IMPORTANT.